 EXHIBIT 99
 Chrysler Financial                        Distribution Date:            10/9/01
 DaimlerChrysler Auto Trust 2001-B
 Monthly Servicer's Certificate (HI)                                 Page 1 of 2
--------------------------------------------------------------------------------

       Payment Determination Statement Number                                        4.00
       Distribution Date                                                          10/9/01

       DATES COVERED                                              FROM AND INCLUDING                   TO AND INCLUDING
       -------------                                              ------------------                   ----------------
            Collections Period                                                     9/1/01                             9/30/01
            Accrual Period                                                         9/6/01                             10/8/01
            30/360 Days                                                                30
            Actual/360 Days                                                            33

                                                                       NUMBER OF
       COLLATERAL POOL BALANCE DATA                                    ACCOUNTS                               $ AMOUNT
       ----------------------------                                    --------                               --------
       Pool Balance - Beginning of Period                                          94,400                    1,825,301,175.88
       Collections of Installment Principal                                                                     28,249,880.15
       Collections Attributable to Full Payoffs                                                                  9,836,492.47
       Principal Amount of Repurchases                                                                                      -
       Principal Amount of Gross Losses                                         1,220,856                        1,445,858.85
                                                                                                       -----------------------

       Pool Balance - End of Period                                                93,693                    1,785,768,944.41
                                                                                                       =======================


       POOL STATISTICS                                                                                     END OF PERIOD
       ---------------                                                                                 -----------------------
       Initial Pool Balance (Pool Balance at the Purchase Date)                                              1,977,003,341.04
       Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                                   0.90

       Ending O/C Amount                                                                                       124,704,960.93
       Coverage Ratio (Ending Pool Balance as a Percent of Ending Securities)                                            1.08

       CUMULATIVE NET LOSSES                                                   394,115.54                          972,581.88
       ---------------------
       Net Loss Ratio (3 mo. Weighted Avg.)                                                                              0.00
       Cumulative Recovery Ratio                                                                                         0.64
       60+ Days Delinquency Amount                                                                               5,243,795.98
       Delinquency Ratio (3 mo. Weighted Avg.)                                                                           0.00

       Weighted Average APR                                                                                              0.07
       Weighted Average Remaining Term (months)                                                                         52.73
       Weighted Average Seasoning (months)                                                                               5.99




Chrysler Financial                              Distribution Date:       10/9/01

DAIMLERCHRYSLER AUTO TRUST 2001-B                                    PAGE 2 OF 2
MONTHLY SERVICER'S CERTIFICATE (HI)
--------------------------------------------------------------------------------

       Cash Sources
            Collections of Installment Principal                                                                28,249,880.15
            Collections Attributable to Full Payoffs                                                             9,836,492.47
            Principal Amount of Repurchases                                                                                 -
            Recoveries on Loss Accounts                                        826,740.69                          867,392.51

            Collections of Interest                                                                              9,052,106.62
            Investment Earnings                                                                                    118,740.78
            Reserve Account                                                                                      4,649,277.50
            Total Sources                                                                                       52,773,890.03
                                                                                                       -----------------------


                                                                                                       =======================

       Cash Uses
            Servicer Fee                                                                                        1,521,084.31
            Note Interest                                                                                        6,427,311.07
            Reserve Fund                                                                                         4,649,277.50
            O/C Release to Seller                                                                                           -
            Note Principal                                                                                      40,176,217.15
            Total Cash Uses                                                                                     52,773,890.03
                                                                                                       -----------------------

                                                                                                       =======================

       Administrative Payment
       TOTAL PRINCIPAL AND INTEREST SOURCES                                                                     52,773,890.03
       ------------------------------------
       Investment Earnings in Trust Account                                                                       (118,740.78)
       Daily Collections Remitted                                                                              (47,367,430.89)
       Cash Reserve in Trust Account                                                                            (4,649,277.50)
       Servicer Fee (withheld)                                                                                  (1,521,084.31)
       O/C Release to Seller                                                                                                -
                                                                                                       -----------------------
            PAYMENT DUE TO/(FROM) TRUST ACCOUNT                                                                   (882,643.45)
                                                                                                       =======================

       O/C Release               (Prospectus pg S16)
       POOL BALANCE                                                                                          1,785,768,944.41
       ------------
       Yield Supplement O/C Amount                                                                             (44,118,798.68)
       Adjusted Pool Balance                                                                                 1,741,650,145.73

       Total Securities                                                                                      1,661,063,983.48

                                                                                                       -----------------------

                                                                                                       =======================
       Adjusted O/C Amount                                                                                      80,586,162.25

       O/C Release Threshold                                                                                    69,666,005.83

       O/C Release Period?       (A1 Notes Matured)          No

       O/C Release                                                                                                         -



                                                Beginning                 Ending           Principal           Principal per
                                                 Balance                  Balance           Payment              $1000 Face
                                            ----------------         -----------------   --------------      ------------------
NOTES & CERTIFICATES
--------------------
Class A-1  299,271,000.00  @   3.98%          140,800,200.63            100,623,983.48    40,176,217.15            134.25
Class A-2  615,000,000.00  @   4.25%          615,000,000.00            615,000,000.00                -                 -
Class A-3  480,000,000.00  @   4.85%          480,000,000.00            480,000,000.00                -                 -
Class A-4  405,000,000.00  @   5.32%          405,000,000.00            405,000,000.00                -                 -
Certificates                                   60,440,000.00             60,440,000.00                -                 -
                                            ----------------          ----------------   --------------
    Total Securities                        1,701,240,200.63          1,661,063,983.48    40,176,217.15
                                            ================          ================   ==============

                                             Interest      Interest per
                                             Payment        $1000 Face             Original
                                          -------------    -------------       -----------------
NOTES & CERTIFICATES
--------------------
Class A-1  299,271,000.00  @   3.98%         513,686.07         1.72              299,271,000.00
Class A-2  615,000,000.00  @   4.25%       2,178,125.00         3.54              615,000,000.00
Class A-3  480,000,000.00  @   4.85%       1,940,000.00         4.04              480,000,000.00
Class A-4  405,000,000.00  @   5.32%       1,795,500.00         4.43              405,000,000.00
Certificates                                          -                            60,440,000.00
                                          -------------                        -----------------
    Total Securities                       6,427,311.07                         1,859,711,000.00
                                          =============                        =================

* Class A-1 Interest is computed 33 an Actual/360 Basis. Days in current
  period    33
          -------